                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                       _________________________________


                                   FORM 8-K


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


                       ________________________________


       Date of Report (Date of earliest event reported):  April 6, 2000


                        System Software Associates, Inc.

               (Exact Name of Registrant as Specified in Charter)


         Delaware                          0-15322                         36-3144515
(State or Other Jurisdiction       (Commission File Number)               (IRS Employer
     of Incorporation)                                                 Identification No.)

                  500 West Madison Street, Chicago, IL 60661
         (Address of Principal Executive Offices, Including Zip Code)

                                (312) 258-6000
             (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A
    _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Item 5.  Other Events

     On April 7, 2000, the Registrant issued a press release announcing that it has executed a letter of intent to enter into a transaction with Gores Technology Group pursuant to which it has agreed to sell substantially all of its assets to a newly formed subsidiary of Gores Technology Group. A copy of this press release is filed herewith as Exhibit 99.1 and a copy of the letter of intent is filed herewith as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements
              Not Applicable

         (b)  Pro Forma Financial Information
              Not Applicable

         (c)  Exhibits

         99.1 Press Release of the Registrant dated April 7, 2000.

         99.2 Letter of Intent between the Registrant and Gores Technology Group dated April 6, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 System Software Associates, Inc.



                                 By:   /s/ Kirk J. Isaacson
                                    ---------------------------
                                           Kirk J. Isaacson
                                           Secretary


Dated:  April 10, 2000

                                 EXHIBIT INDEX


99.1  Press Release of the Registrant dated April 7, 2000.

99.2 Letter of Intent between the Registrant and Gores Technology Group dated April 6, 2000.